SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 8, 2004


                                PRINTRONIX, INC.
               (Exact name of issuer as specified in its charter)


DELAWARE                           0-9321                     95-2903992
(State or other juris-            (Commission                (IRS Employer
diction of incorporation)          File Number)               Identification
                                                              Number)



         14600 Myford Road, P.O. Box 19559, Irvine, California   92623
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (714) 368-2300




   Former name or former address, if changed since last report: Not Applicable

Item 7. Exhibits.
        ---------

         (c) Exhibits

         99. Press release of Printronix, Inc. dated January 8, 2004.



Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         On January 8, 2004, Printronix, Inc. issued a press release announcing its third quarter for fiscal year 2004 results. A copy of the Company's release announcing these financial results and certain other information is attached as
Exhibit 99 to this Current Report on Form 8-K.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 8, 2004                   Printronix, Inc.


                                     By:   /s/ George L. Harwood
                                          -----------------------
                                          George L. Harwood,
                                          Senior Vice President,
                                          Finance & IT, Chief
                                          Financial Officer and
                                          Secretary




                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99                Press release of Printronix, Inc. dated January 8, 2004